UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 19, 1998
                                                         ---------------


                                HEALTHRITE, INC.
               ---------------------------------------------------
               (Exact name of small business issue in its charter)


        Delaware                     0-23016                    13-3714405
------------------------           ------------           ----------------------
(State of Incorporation)           Commission             (I.R.S. Employer I.D.)
                                   File Number


                  11445 Cronhill Drive, Owings Mills, MD 21117
               ---------------------------------------------------
               (Address of principal executive offices & zip code)


                                 (410) 581-8042
                ------------------------------------------------
                Registrant's telephone number, include area code


                                       N/A
           ----------------------------------------------------------
           Former Name or Former address if changed since last report

5. Other Events.

As a result of the previously announced Private Placement Offering which closed on July 24, 1998, the Balance Sheet of the Registrant has significantly changed and is attached as part of Item 7.

7. Financial Statements and Exhibits


                                HealthRite, Inc.
                      Condensed Consolidated Balance Sheet


                                                                July 31, 1998     December 31, 1997
                                                                -------------     -----------------
                                                                 (Unaudited)
ASSETS
Current Assets
       Cash                                                      $ 1,351,000         $   255,000
       Accounts receivable net of allowance                        1,732,000           1,112,000
       Merchandise inventory                                       2,395,000           2,397,000
       Prepaid expenses and other assets                             525,000             266,000
                                                                 -----------         -----------
              Total Current Assets                                 6,003,000           4,030,000

Property, plant and equipment - net                                2,956,000           2,674,000
Other assets                                                         209,000             240,000
                                                                 -----------         -----------
                    TOTAL ASSETS                                   9,168,000           6,944,000
                                                                 ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
       Current maturities of long-term obligations                   630,000             333,000
       Accounts payable and accrued expenses                       2,758,000           1,623,000
                                                                 -----------         -----------
              Total Current Liabilities                            3,388,000           1,956,000

Long-term obligations and capital leases                           2,620,000           2,198,000
                                                                 -----------         -----------
                 Total Liabilities                                 6,008,000           4,154,000

Commitments and Contingencies
Redeemable convertible 8% preferred stock;
             par value $.001; 2,000,000 authorized;
             432,500 issued and outstanding                          763,000             774,000
                                                                 -----------         -----------

Stockholders' Equity

Common stock: par value $.001 per share
            authorized 4,438,151 issued at June 30, 1998
            and 4,400,198 issued at December 31, 1997                  5,000               4,000
Additional paid-in capital                                         8,176,000           7,141,000
Accumulated deficit                                               (5,784,000)         (5,129,000)
                                                                 -----------         -----------
                    Total Equity                                   2,397,000           2,016,000
                                                                 -----------         -----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                         $ 9,168,000         $ 6,944,000
                                                                 ===========         ===========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Regristrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: August 19, 1998                       /s/ Bradley T. MacDonald
                                                --------------------
                                                Bradley T. MacDonald
                                                Chairman & CEO